FORM 8-K
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                         CURRENT REPORT





PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934

       Date of Report  (Date of earliest event reported):
                         March 11, 1994

                  Commission File No.: 0-14685




                       GENICOM CORPORATION
     (Exact name of registrant as specified in its charter)



                       DELAWARE             51 -
                                          0271821
                    (State or other       (I.R.S.
                    jurisdiction of       Employer
                   incorporation or     Identificat
                     organization)        ion No.)

                14800 Conference Center
                         Drive
                 Suite 400, Westfields    22021 -
                  Chantilly, Virginia       3806
                 (Address of principal   (Zip Code)
                  executive offices)




    Registrant's telephone number, including area code: (703)
                            802-9200







              GENICOM Corporation and Subsidiaries
                         Form 8-K Index

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        <C
        >
Item 5.     Other Events

            On March 11, 1994, the Registrant
            published a press release, related to
            their plans to Sale their Relay Business unit. A copy of which is filed herewith as Exhibit 28.1.


Item 7.     Financial Statements and Exhibits

    (C)     Exhibits

            28.1  Press release dated March 11, 1994,
            published by the Registrant.



Signatu                                                3
res

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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      GENICOM Corporation
                                           Registrant


Date:  March 18,
1994


                                         James C. Gale
                                           Signature

                                      James C. Gale
                                      Senior Vice
                                      President Finance
                                      and Chief Financial
                                      Officer

                                      (Mr. Gale is the
                                      Chief Financial
                                      Officer and has been
                                      duly authorized to
                                      sign on behalf of
                                      the Registrant)

              GENICOM Corporation and Subsidiaries

                  INDEX TO EXHIBITS TO FORM 8-K
                         MARCH 18, 1994

                                             <C
                                             >
  Exhibit
  Number                 Description              Page

   28.1           Press release dated March        E-1
                  11, 1994, published by
                  the Registrant.


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